UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2014

of reporting period: September 30, 2014

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Limited Duration High Income Portfolio

September 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

November 24, 2014

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Limited Duration High Income Portfolio (the “Fund”) for the annual reporting period ended September 30, 2014.

Investment Objectives and Policies

The Fund’s investment objective is to seek the highest level of income that is available without assuming what AllianceBernstein L.P. (the “Adviser”) considers to be undue risk to principal. The Fund invests primarily in fixed-income securities, with an emphasis on corporate fixed-income securities rated below investment-grade (high-yield securities or “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. Under normal circumstances, the Fund will maintain a dollar-weighted average duration of less than four years, although it may invest in individual fixed-income securities with durations in excess of four years.

The Fund may also invest in investment-grade fixed-income securities, high-yield securities of governments and government-related issuers, loan participations and, to a lesser extent, equity securities, and derivatives related to these instruments. The Fund will not invest more than 10% of its net assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s or CCC by Fitch at time of purchase. (For this purpose of this 10% limit, the Fund will rely on the highest rating from any of the three rating agencies, and the notional amount of derivatives related to these instruments will be counted).

The Fund will invest on a global basis, including securities of issuers in both developed and emerging-market countries. The Fund may invest in securities denominated in foreign currencies, although it expects to use hedging instruments frequently to attempt to limit the currency exposure resulting from such investments.

The Fund expects to use derivatives, such as options, futures, forwards and swaps, to a significant extent. Derivatives may provide more efficient and economical exposure to market segments than direct investments, and may also be a quicker and more efficient way to alter the Fund’s exposure. For example, the Fund may use credit default and interest rate swaps to gain exposure to the fixed-income markets. In determining when and to what extent to enter into derivative transactions, the Adviser will consider factors such as the risks and returns of these investments relative to direct investments and the costs of such transactions. Derivatives such as options and forwards may also be used for hedging purposes, including to hedge against interest rate, credit market and currency fluctuations.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) for the six- and 12-month periods ended September 30, 2014.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	1

The Fund is structured to generate less volatile returns over a full market cycle, while achieving much of the yield and return of the broad high-yield market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Capped Index. The Limited Duration High Income Investment Team (the “Team”) expects the Fund to underperform the broader high-yield market in bullish environments, due to the protections in place to reduce the impact of market volatility and downside risks. Conversely, the Team expects the Fund to outperform the broader high-yield market in a bearish market due to these protections.

All share classes of the Fund underperformed the benchmark, the Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged), for both periods. Country positioning, specifically an underweight in the euro area, which outperformed during both periods, detracted from returns during both periods. Security selection within the Fund’s UK corporate holdings detracted from performance for both periods. During the 12-month period, an allocation to cash and U.S. Treasuries—as high yield outperformed—detracted. Overall security selection contributed to performance, helped by the Fund’s telecommunications and technology holdings; security selection in retail, consumer non-cyclical and electric holdings detracted. For the six-month period, overall security selection detracted, as well as an allocation to select emerging-market corporates.

The Fund utilized derivatives including credit default swaps for hedging and investment purposes, and written options for hedging purposes, which had a positive impact on performance for both periods. Purchased options and written swaptions were utilized for hedging purposes, which detracted for both periods. Total return swaps were utilized for hedging purposes, which contributed for the six-month period and detracted for the 12-month period. Currency forwards were utilized for investment purposes, which had a positive impact during both periods. Treasury futures and interest rate swaps were utilized to manage duration and yield curve positioning; yield curve positioning had an immaterial impact during the six-month period, and a positive impact during the 12-month period.

Market Review and Investment Strategy

During the 12-month period ended September 30, 2014, markets remained heavily focused on both central bank monetary policy and global growth. Early in the period, volatility increased as the U.S. Federal Reserve began to taper its asset purchase program and investors worried about the impact of higher interest rates. However, fixed-income markets stabilized in the first quarter of 2014 and bond fund flows turned positive once again, as U.S. economic data cooled, blamed mostly on winter weather. Ongoing geopolitical concerns, specifically the conflict between Ukraine and Russia, as well as continued violence in the Middle East, contributed to periodic safe haven rallies into U.S. Treasuries, keeping a lid on fixed-income yields generally.

2	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Contrary to expectations, interest rates continued to decline toward the end of the period as investors became increasingly wary regarding global growth, particularly in Europe and China. Worries about Europe increased, as core inflation moved closer to zero and the European Central Bank (“ECB”) cut key interest rates, announcing plans to repurchase asset-backed securities and covered bonds to further stimulate the struggling economy. Low yields in the euro area and further easing by the ECB helped anchor U.S. Treasury yields.

Against this backdrop, fixed-income sectors benefited from the low-yield environment with major U.S. fixed-income sectors posting positive returns. The high-yield market, supported by generally positive fundamentals and investors reaching for yield, posted solid positive returns for the 12-month period. High-yield corporates in the one- to five-year maturity range (hedged in U.S. dollars) posted robust returns, with utilities outperforming, followed by financials and industrials. Spreads in the shorter-maturity global high yield space narrowed, notably outperforming duration-neutral Treasuries. However, the heaviest monthly high-yield bond new-issuance activity in 2014 led high yield spreads wider in September, and the broad high-yield market posted only its second monthly negative return during the 12-month period.

In the Team’s view, continued moderate global growth should provide a supportive backdrop for high yield, and the Team anticipates that growth will be fast enough to prevent a significant deterioration of credit quality, but not so fast as to warrant reactionary monetary policy tightening. Credit fundamentals are still generally solid in the Team’s view, but have diverged among sectors and regions, and they continue to look for opportunities created by this divergence while emphasizing the importance of security selection. The Fund remains overweight to the U.S. and underweight to the euro area. The Fund also continues to maintain exposure to commercial mortgage-backed securities, bank loans and investment-grade corporates, as well as select emerging-market corporates, sectors that are not included in the Fund’s benchmark.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The unmanaged Barclays Global High Yield 1-5 Year Index (U.S. dollar hedged) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Global High Yield 1-5 Year Index represents the performance of non-investment-grade fixed-income securities in U.S., developed and emerging markets with more than one year and less than five years remaining until maturity, hedged to the U.S. dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, bond, currency and commodity markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer, guarantor or counterparty may default, causing a loss of the full principal amount of a security or the amount to which the Fund is entitled in a derivatives transaction. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the real value of the Fund’s distributions.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED SEPTEMBER 30, 2014 (unaudited)	NAV Returns
	6 Months	12 Months
AllianceBernstein Limited Duration High Income Portfolio
Class A	-0.53%	2.99%

Class C	-0.97%	2.27%

Advisor Class*	-0.38%	3.30%

Barclays Global High Yield 1- 5 Year Index (U.S. dollar hedged)	0.69%	5.74%

*    Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

GROWTH OF A $10,000 INVESTMENT IN THE FUND

12/7/11* TO 9/30/14 (unaudited)

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Limited Duration High Income Portfolio Class A shares (from 12/7/11* to 9/30/14) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

*	Inception date: 12/7/2011.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2014 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields*

Class A Shares			2.77%
1 Year	2.99%	-1.39%
Since Inception†	6.40%	4.78%

Class C Shares			2.20%
1 Year	2.27%	1.28%
Since Inception†	5.61%	5.61%

Advisor Class Shares‡			3.21%
1 Year	3.30%	3.30%
Since Inception†	6.70%	6.70%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.39%, 2.10% and 1.10% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 1.05%, 1.75% and 0.75% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2015. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2014.

†	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2014 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-1.39%
Since Inception*	4.78%

Class C Shares
1 Year	1.28%
Since Inception*	5.61%

Advisor Class Shares‡
1 Year	3.30%
Since Inception*	6.70%

*	Inception date: 12/7/2011.

‡	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for this share class is listed above.

See Disclosures, Risks, and Note about Historical Performance on pages 4-5.

8	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2014	Ending Account Value September 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$994.70	$5.25	1.05%
Hypothetical**	$1,000	$1,019.80	$5.32	1.05%
Class C
Actual	$1,000	$990.30	$8.73	1.75%
Hypothetical**	$1,000	$1,016.29	$8.85	1.75%
Advisor Class
Actual	$1,000	$996.20	$3.75	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
Class R
Actual	$1,000	$993.50	$6.25	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class K
Actual	$1,000	$994.80	$5.00	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%
Class I
Actual	$1,000	$996.70	$3.75	0.75%
Hypothetical**	$1,000	$1,021.31	$3.80	0.75%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	9

Expense Example

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $385.4

*	All data are as of September 30, 2014. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represents 0.1% or less in the following security types: Options Purchased—Calls and Options Purchased—Puts.

10	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio Summary

PORTFOLIO SUMMARY

September 30, 2014 (unaudited)

*	All data are as of September 30, 2014. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.6% or less in the following countries: Australia, Chile, China, Colombia, Denmark, Finland, Hungary, Japan, Kenya, Lithuania, Macau, Norway, Portugal, Serbia, Singapore, South Africa, Sri Lanka, Sweden and Turkey.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	11

Portfolio Summary

PORTFOLIO OF INVESTMENTS

September 30, 2014

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADES – 75.7%
Industrial – 64.4%
Basic – 7.4%
Ainsworth Lumber Co., Ltd. 7.50%, 12/15/17(a)	U.S.$	1,701	$1,760,537
AK Steel Corp. 8.75%, 12/01/18		638	692,230
Aleris International, Inc. 7.625%, 2/15/18		782	785,910
ArcelorMittal 4.25%, 3/01/16		310	316,200
5.00%, 2/25/17		135	139,712
6.125%, 6/01/18		1,003	1,063,180
Ashland, Inc. 3.875%, 4/15/18		2,175	2,180,437
Commercial Metals Co. 6.50%, 7/15/17		299	319,930
7.35%, 8/15/18		1,669	1,852,590
FMG Resources August 206 Pty Ltd. 6.00%, 4/01/17(a)		825	831,187
6.875%, 2/01/18(a)		1,000	1,027,500
8.25%, 11/01/19(a)		250	258,437
Hexion US Finance Corp. 6.625%, 4/15/20		1,290	1,296,450
Huntsman International LLC 8.625%, 3/15/20-3/15/21		1,400	1,508,250
INEOS Group Holdings SA 5.75%, 2/15/19(a)	EUR	365	462,166
5.875%, 2/15/19(a)	U.S.$	650	640,250
6.125%, 8/15/18(a)		300	299,250
6.50%, 8/15/18(a)	EUR	570	737,851
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(a)	U.S.$	1,210	1,228,150
NOVA Chemicals Corp. 8.625%, 11/01/19		1,809	1,890,405
Novelis, Inc./GA 8.375%, 12/15/17		270	280,800
8.75%, 12/15/20		615	657,281
Peabody Energy Corp. 6.00%, 11/15/18		1,919	1,880,620
7.375%, 11/01/16		240	254,400
PH Glatfelter Co. 5.375%, 10/15/20		199	204,473
Rockwood Specialties Group, Inc. 4.625%, 10/15/20		770	795,025
Smurfit Kappa Acquisitions 4.875%, 9/15/18(a)		2,435	2,483,700

12	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SPCM SA 5.50%, 6/15/20(a)	EUR	120	$161,562
Steel Dynamics, Inc. 6.125%, 8/15/19	U.S.$	925	977,031
7.625%, 3/15/20		205	215,250
Styrolution Group GmbH 7.625%, 5/15/16(a)	EUR	750	968,697
Thompson Creek Metals Co., Inc. 9.75%, 12/01/17	U.S.$	320	348,000

			28,517,461

Capital Goods – 6.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 3.234%, 12/15/19(a)(b)		2,058	1,991,115
B/E Aerospace, Inc. 6.875%, 10/01/20		385	410,988
Bombardier, Inc. 7.50%, 3/15/18(a)		795	868,537
Buzzi Unicem SpA 5.125%, 12/09/16(a)	EUR	320	432,933
6.25%, 9/28/18(a)		500	719,939
CNH Industrial America LLC 7.25%, 1/15/16	U.S.$	439	459,852
CNH Industrial Capital LLC 3.25%, 2/01/17		712	701,320
3.625%, 4/15/18		975	953,062
3.875%, 11/01/15		275	276,719
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, 2/01/21		405	425,250
Franz Haniel & Cie GmbH 6.25%, 2/08/18	EUR	290	420,635
Graphic Packaging International, Inc. 7.875%, 10/01/18	U.S.$	175	182,438
Hanson Ltd. 6.125%, 8/15/16		420	449,400
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18		1,430	1,494,350
Italcementi Finance SA 6.125%, 2/21/18(a)	EUR	500	696,257
KraussMaffei Group GmbH 8.75%, 12/15/20(a)		290	400,166
Lafarge SA 6.50%, 7/15/16	U.S.$	440	471,900
Manitowoc Co., Inc. (The) 8.50%, 11/01/20		75	80,625
Rexel SA 5.125%, 6/15/20(a)	EUR	439	584,976

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.25%, 6/15/20(a)	U.S.$	641	$643,804
6.125%, 12/15/19(a)		715	732,875
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 7.125%, 4/15/19		1,115	1,155,419
RSI Home Products, Inc. 6.875%, 3/01/18(a)		2,372	2,472,810
Sealed Air Corp. 8.125%, 9/15/19(a)		735	793,800
8.375%, 9/15/21(a)		985	1,093,350
Silgan Holdings, Inc. 5.00%, 4/01/20		89	89,445
SPX Corp. 6.875%, 9/01/17		1,135	1,237,150
ThyssenKrupp Finance Nederland BV 8.50%, 2/25/16	EUR	210	291,923
United Rentals North America, Inc. 7.375%, 5/15/20	U.S.$	900	956,250
8.25%, 2/01/21		840	909,300
Verisure Holding AB 8.75%, 9/01/18(a)	EUR	700	942,046
Vulcan Materials Co. 6.50%, 12/01/16	U.S.$	460	496,800
7.00%, 6/15/18		400	444,000

			24,279,434

Communications - Media – 5.5%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	287	514,170
CCO Holdings LLC/CCO Holdings Capital Corp. 7.25%, 10/30/17	U.S.$	200	207,250
Cequel Communications Holdings I LLC/Cequel Capital Corp. 6.375%, 9/15/20(a)		1,435	1,476,256
Crown Media Holdings, Inc. 10.50%, 7/15/19		1,300	1,420,250
CSC Holdings LLC 7.625%, 7/15/18		1,485	1,659,487
8.625%, 2/15/19		420	479,850
DISH DBS Corp. 4.625%, 7/15/17		65	66,300
6.625%, 10/01/14		90	90,000
7.125%, 2/01/16		259	274,540
7.875%, 9/01/19		1,670	1,887,100
Gannett Co., Inc. 5.125%, 10/15/19(a)		915	924,150
5.125%, 7/15/20		980	982,450
Intelsat Jackson Holdings SA 5.50%, 8/01/23		360	343,800

14	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.25%, 10/15/20	U.S.$	1,255	$1,327,162
8.50%, 11/01/19		200	209,060
LIN Television Corp. 8.375%, 4/15/18		200	208,000
Nielsen Finance LLC/Nielsen Finance Co. 4.50%, 10/01/20		1,125	1,088,438
RR Donnelley & Sons Co. 7.25%, 5/15/18		175	194,250
8.25%, 3/15/19		144	167,760
8.60%, 8/15/16		280	303,800
Sinclair Television Group, Inc. 5.375%, 4/01/21		194	191,090
8.375%, 10/15/18		255	265,838
Sirius XM Radio, Inc. 5.875%, 10/01/20(a)		948	957,480
Starz LLC/Starz Finance Corp. 5.00%, 9/15/19		1,900	1,919,000
Telesat Canada/Telesat LLC 6.00%, 5/15/17(a)		947	969,491
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 7.50%, 3/15/19(a)		965	1,010,838
Univision Communications, Inc. 5.125%, 5/15/23(a)		52	52,650
6.75%, 9/15/22(a)		70	74,900
7.875%, 11/01/20(a)		990	1,060,538
Videotron Ltd. 6.375%, 12/15/15		273	273,341
Virgin Media Finance PLC 6.375%, 4/15/23(a)		200	206,500
8.875%, 10/15/19	GBP	300	509,096

			21,314,835

Communications - Telecommunications – 4.4%
CenturyLink, Inc. Series N 6.00%, 4/01/17	U.S.$	600	645,300
Series R 5.15%, 6/15/17		400	419,000
Cincinnati Bell, Inc. 8.375%, 10/15/20		103	108,665
Frontier Communications Corp. 8.125%, 10/01/18		1,615	1,804,763
Level 3 Financing, Inc. 7.00%, 6/01/20		1,000	1,053,750
MetroPCS Wireless, Inc. 7.875%, 9/01/18		98	101,871

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Qwest Capital Funding, Inc. 6.50%, 11/15/18	U.S.$	510	$561,000
SBA Communications Corp. 5.625%, 10/01/19		683	693,245
Sprint Communications, Inc. 9.00%, 11/15/18(a)		235	271,425
9.125%, 3/01/17		380	428,450
Sunrise Communications Holdings SA 8.50%, 12/31/18(a)	EUR	650	862,032
Sunrise Communications International SA 7.00%, 12/31/17(a)		100	131,831
T-Mobile USA, Inc. 5.25%, 9/01/18	U.S.$	1,620	1,668,600
6.25%, 4/01/21		230	232,300
Telecom Italia Capital SA 5.25%, 10/01/15		1,430	1,469,325
Telecom Italia SpA 5.625%, 12/29/15	GBP	550	926,611
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)	U.S.$	925	1,000,156
Wind Acquisition Finance SA 4.00%, 7/15/20(a)	EUR	290	361,248
4.75%, 7/15/20(a)	U.S.$	371	356,160
6.50%, 4/30/20(a)		1,655	1,725,338
Windstream Corp. 7.875%, 11/01/17		1,660	1,842,600
8.125%, 9/01/18		150	156,375

			16,820,045

Consumer Cyclical - Automotive – 4.1%
Allison Transmission, Inc. 7.125%, 5/15/19(a)		1,205	1,262,237
American Axle & Manufacturing, Inc. 5.125%, 2/15/19		1,700	1,691,500
Banque PSA Finance SA 4.25%, 2/25/16(a)	EUR	330	434,027
4.375%, 4/04/16(a)	U.S.$	736	750,720
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		1,820	1,860,950
Dana Holding Corp. 6.50%, 2/15/19		635	658,813
Fiat Finance & Trade SA 7.75%, 10/17/16(a)	EUR	535	742,978
Series G 7.00%, 3/23/17(a)		220	304,964
General Motors Financial Co., Inc. 3.25%, 5/15/18	U.S.$	119	119,595
3.50%, 7/10/19		580	584,348

16	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.75%, 8/15/17	U.S.$	925	$968,938
6.75%, 6/01/18		495	552,234
Renault SA 4.625%, 5/25/16(a)	EUR	210	279,960
Rhino Bondco SpA 5.584%, 12/15/19(a)(b)		1,040	1,316,856
Schaeffler Finance BV 7.75%, 2/15/17(a)	U.S.$	200	217,500
Schaeffler Holding Finance BV
6.875 (6.875% Cash or 7.625% PIK), 8/15/18(a)(c)		675	702,000
6.875%, 8/15/18(a)(c)	EUR	235	311,064
Servus Luxembourg Holding SCA 7.75%, 6/15/18(a)		1,322	1,773,455
Tenneco, Inc. 6.875%, 12/15/20	U.S.$	1,260	1,329,300

			15,861,439

Consumer Cyclical - Entertainment – 1.1%
Live Nation Entertainment, Inc. 7.00%, 9/01/20(a)		831	882,937
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		2,765	2,792,650
Pinnacle Entertainment, Inc. 8.75%, 5/15/20		350	370,125
Royal Caribbean Cruises Ltd. 7.25%, 6/15/16		120	129,900

			4,175,612

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 6.625%, 4/15/18		1,234	1,274,105
Centex Corp. 6.50%, 5/01/16		230	245,525
Cirsa Funding Luxembourg SA 8.75%, 5/15/18(a)	EUR	425	555,584
DR Horton, Inc. 3.625%, 2/15/18	U.S.$	375	371,250
3.75%, 3/01/19		590	573,775
4.75%, 5/15/17		447	463,762
6.50%, 4/15/16		390	417,300
Isle of Capri Casinos, Inc. 7.75%, 3/15/19		1,800	1,876,500
KB Home 4.75%, 5/15/19		459	446,378
9.10%, 9/15/17		489	552,570
Lennar Corp.
4.125%, 12/01/18		200	198,000
4.50%, 6/15/19		150	148,688
6.95%, 6/01/18		1,275	1,389,750

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series B 6.50%, 4/15/16	U.S.$	370	$389,425
Marina District Finance Co., Inc. 9.875%, 8/15/18		1,597	1,672,857
MCE Finance Ltd. 5.00%, 2/15/21(a)		600	576,000
Ryland Group, Inc. (The) 6.625%, 5/01/20		1,218	1,291,080
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 5/15/19		950	1,002,250
Standard Pacific Corp. 8.375%, 5/15/18		860	976,100
Studio City Finance Ltd. 8.50%, 12/01/20(a)		700	756,350
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 7.75%, 4/15/20(a)		880	941,600
Toll Brothers Finance Corp.
4.00%, 12/31/18		270	269,663
5.15%, 5/15/15		150	153,000
William Hill PLC 7.125%, 11/11/16	GBP	800	1,394,189
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.75%, 8/15/20	U.S.$	940	997,575

			18,933,276

Consumer Cyclical - Restaurants – 0.1%
Burger King Corp. 9.875%, 10/15/18		420	442,050

Consumer Cyclical - Retailers – 3.5%
Brighthouse Group PLC 7.875%, 5/15/18(a)	GBP	1,451	2,329,236
Cash America International, Inc. 5.75%, 5/15/18	U.S.$	1,358	1,408,925
DFS Furniture Holdings PLC 7.625%, 8/15/18(a)	GBP	1,080	1,803,368
Hanesbrands, Inc. 6.375%, 12/15/20	U.S.$	250	263,000
L Brands, Inc. 6.90%, 7/15/17		400	442,500
8.50%, 6/15/19		510	601,800
Levi Strauss & Co. 7.625%, 5/15/20		850	896,750
New Look Bondco I PLC 8.375%, 5/14/18(a)		1,700	1,782,875
Rent-A-Center, Inc./TX 4.75%, 5/01/21		615	507,006

18	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Rite Aid Corp. 8.00%, 8/15/20	U.S.$	1,225	$1,310,750
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19		1,425	1,510,500
Wolverine World Wide, Inc. 6.125%, 10/15/20		634	662,530

			13,519,240

Consumer Non-Cyclical – 9.8%
Air Medical Group Holdings, Inc. 9.25%, 11/01/18		524	546,925
Boparan Finance PLC 5.25%, 7/15/19(a)	GBP	657	955,923
5.50%, 7/15/21(a)		580	832,136
Care UK Health & Social Care PLC 5.557%, 7/15/19(a)(b)		233	359,786
Cerba European Lab SAS 7.00%, 2/01/20(a)	EUR	775	1,037,596
CHS/Community Health Systems, Inc. 5.125%, 8/15/18	U.S.$	2,595	2,666,362
Constellation Brands, Inc. 7.25%, 9/01/16-5/15/17		1,765	1,949,038
ConvaTec Healthcare E SA 7.375%, 12/15/17(a)	EUR	535	705,126
10.875%, 12/15/18(a)		300	407,334
Dean Foods Co. 7.00%, 6/01/16	U.S.$	1,315	1,402,119
Elli Finance UK PLC 8.75%, 6/15/19(a)	GBP	725	1,239,390
Endo Finance LLC & Endo Finco, Inc. 7.00%, 7/15/19-12/15/20(a)	U.S.$	2,075	2,172,200
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		987	920,378
HCA, Inc. 8.00%, 10/01/18		700	796,250
HJ Heinz Co. 4.25%, 10/15/20		1,160	1,152,750
Holding Medi-Partenaires SAS 7.00%, 5/15/20(a)	EUR	470	620,252
IDH Finance PLC 5.561%, 12/01/18(a)(b)	GBP	949	1,546,164
Iglo Foods Bondco PLC 4.584%, 6/15/20(a)(b)	EUR	237	289,614
IMS Health, Inc. 6.00%, 11/01/20(a)	U.S.$	475	486,875
Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 9.50%, 12/01/19(a)		1,435	1,539,038

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Jarden Corp. 7.50%, 5/01/17	U.S.$	1,365	$1,491,263
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/01/18		2,089	2,271,787
Labco SA 8.50%, 1/15/18(a)	EUR	1,215	1,609,418
Novalis SAS 6.00%, 6/15/18(a)		680	897,523
Priory Group No 3 PLC 7.00%, 2/15/18(a)	GBP	550	921,948
R&R Ice Cream PLC 5.50%, 5/15/20(a)		354	551,838
Revlon Consumer Products Corp. 5.75%, 2/15/21	U.S.$	340	333,200
Smithfield Foods, Inc. 5.25%, 8/01/18(a)		1,969	1,973,923
7.75%, 7/01/17		430	476,225
Spectrum Brands, Inc. 6.375%, 11/15/20		212	221,010
6.75%, 3/15/20		125	130,313
Tenet Healthcare Corp. 4.75%, 6/01/20		125	124,063
6.25%, 11/01/18		2,240	2,380,000
Universal Health Services, Inc. 7.125%, 6/30/16		65	70,850
Valeant Pharmaceuticals International 6.75%, 10/01/17-8/15/18(a)		1,088	1,140,035
6.875%, 12/01/18(a)		370	382,025
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	765	1,255,682

			37,856,359

Energy – 7.7%
Atwood Oceanics, Inc. 6.50%, 2/01/20	U.S.$	1,064	1,090,600
Basic Energy Services, Inc. 7.75%, 2/15/19		900	931,500
Bonanza Creek Energy, Inc. 6.75%, 4/15/21		56	57,680
California Resources Corp. 5.00%, 1/15/20(a)		1,970	1,999,550
CHC Helicopter SA 9.25%, 10/15/20		972	1,035,180
Chesapeake Energy Corp. 4.875%, 4/15/22		370	371,850
7.25%, 12/15/18		1,010	1,151,400
Denbury Resources, Inc. 5.50%, 5/01/22		820	811,800

20	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

El Paso LLC 7.00%, 6/15/17	U.S.$	55	$60,638
7.25%, 6/01/18		1,590	1,806,637
Energy XXI Gulf Coast, Inc. 7.75%, 6/15/19		100	99,500
9.25%, 12/15/17		280	290,500
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 5/01/19		512	533,760
9.375%, 5/01/20		1,150	1,253,500
Hiland Partners LP/Hiland Partners Finance Corp. 5.50%, 5/15/22(a)		180	175,050
7.25%, 10/01/20(a)		289	306,340
Hornbeck Offshore Services, Inc. 5.00%, 3/01/21		953	905,350
Kinder Morgan Finance Co. LLC 5.70%, 1/05/16		95	97,969
6.00%, 1/15/18(a)		250	272,188
Kodiak Oil & Gas Corp. 8.125%, 12/01/19		2,125	2,279,062
Linn Energy LCC/Linn Energy Finance Corp. 6.25%, 11/01/19		1,156	1,128,545
6.50%, 9/15/21		600	585,000
Newfield Exploration Co. 7.125%, 5/15/18		180	184,793
Pacific Drilling SA 5.375%, 6/01/20(a)		1,743	1,594,845
Pacific Drilling V Ltd. 7.25%, 12/01/17(a)		220	220,550
Petroleum Geo-Services ASA 7.375%, 12/15/18(a)		1,755	1,755,000
PHI, Inc. 5.25%, 3/15/19		1,130	1,134,237
Regency Energy Partners LP/Regency Energy Finance Corp. 5.75%, 9/01/20		1,000	1,040,000
Sabine Pass LNG LP 7.50%, 11/30/16		1,730	1,833,973
Southern Star Central Corp. 5.125%, 7/15/22(a)		2,000	1,990,000
Tervita Corp. 8.00%, 11/15/18(a)		1,670	1,682,525
W&T Offshore, Inc. 8.50%, 6/15/19		900	931,500

			29,611,022

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other Industrial – 1.5%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)	U.S.$	1,250	$1,281,250
9.00%, 10/15/18(a)	EUR	190	249,579
Modular Space Corp. 10.25%, 1/31/19(a)	U.S.$	1,160	1,171,600
Novafives SAS 4.206%, 6/30/20(a)(b)	EUR	534	670,759
Safway Group Holding LLC/Safway Finance Corp. 7.00%, 5/15/18(a)	U.S.$	963	979,852
Trionista Holdco GmbH 5.00%, 4/30/20(a)	EUR	412	536,342
Xella Holdco Finance SA 9.125 (9.125% Cash or 9.875% PIK), 9/15/18(a)(c)		712	944,709

			5,834,091

Services – 1.4%
ADT Corp. (The) 4.125%, 4/15/19	U.S.$	1,758	1,722,840
Cerved Group SpA 6.375%, 1/15/20(a)	EUR	290	386,430
Sabre GLBL, Inc. 8.50%, 5/15/19(a)	U.S.$	1,729	1,850,030
Service Corp. International/US 6.75%, 4/01/16(b)		175	184,188
7.00%, 6/15/17(b)		300	327,000
Thomas Cook Group PLC 6.75%, 6/22/15	EUR	685	890,064
West Corp. 7.875%, 1/15/19	U.S.$	120	125,100

			5,485,652

Technology – 4.5%
Amkor Technology, Inc. 6.375%, 10/01/22		125	129,375
7.375%, 5/01/18		420	436,800
Avaya, Inc. 7.00%, 4/01/19(a)		1,223	1,186,310
9.00%, 4/01/19(a)		1,615	1,627,112
Brightstar Corp. 7.25%, 8/01/18(a)		1,990	2,141,737
9.50%, 12/01/16(a)		524	554,785
CDW LLC/CDW Finance Corp. 8.50%, 4/01/19		408	432,480
Ceridian LLC 8.875%, 7/15/19(a)		1,892	2,093,025
Dell, Inc. 3.10%, 4/01/16		800	806,000

22	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

First Data Corp. 6.75%, 11/01/20(a)	U.S.$	591	$624,983
7.375%, 6/15/19(a)		261	274,050
Iron Mountain, Inc. 8.375%, 8/15/21		302	314,458
MMI International Ltd. 8.00%, 3/01/17(a)		735	742,350
Nokia Oyj 5.375%, 5/15/19		415	438,863
6.75%, 2/04/19(a)	EUR	615	919,501
Numericable Group SA
4.875%, 5/15/19(a)	U.S.$	1,188	1,173,150
6.00%, 5/15/22(a)		945	952,087
NXP BV/NXP Funding LLC 3.75%, 6/01/18(a)		650	638,625
Sanmina Corp. 4.375%, 6/01/19(a)		1,000	980,000
Sensata Technologies BV 6.50%, 5/15/19(a)		760	790,400

			17,256,091

Transportation - Airlines – 0.8%
Air Canada 6.75%, 10/01/19(a)		1,235	1,312,187
British Airways PLC 8.75%, 8/23/16(b)	GBP	899	1,605,837

			2,918,024

Transportation - Services – 1.4%
Heathrow Finance PLC 7.125%, 3/01/17(a)		980	1,707,882
Hertz Corp. (The) 4.25%, 4/01/18	U.S.$	365	358,612
5.875%, 10/15/20		63	63,945
6.75%, 4/15/19		605	623,906
7.50%, 10/15/18		750	776,250
Stena AB 5.875%, 2/01/19(a)	EUR	660	903,637
Swift Services Holdings, Inc. 10.00%, 11/15/18	U.S.$	875	918,750

			5,352,982

			248,177,613

Financial Institutions – 8.1%
Banking – 3.4%
ABN AMRO Bank NV 4.31%, 3/10/16(d)	EUR	1,000	1,281,996
Ally Financial, Inc. 3.125%, 1/15/16	U.S.$	310	310,000
4.625%, 6/26/15		230	233,197

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

4.75%, 9/10/18	U.S.$	960	$984,000
5.50%, 2/15/17		100	104,000
Series 8 6.75%, 12/01/14		150	150,750
Amsouth Bank/Birmingham AL Series AI 5.20%, 4/01/15		100	102,046
Bank of Ireland 10.00%, 7/30/16(a)	EUR	550	750,252
Barclays SLCSM Funding BV 6.14%, 6/29/15(d)	GBP	185	305,461
BBVA International Preferred SAU 4.952%, 9/20/16(a)(d)	EUR	100	128,105
BNP Paribas SA 5.186%, 6/29/15(a)(d)	U.S.$	1,750	1,767,500
5.945%, 4/19/16(a)(d)	GBP	200	331,901
Danske Bank A/S 5.684%, 2/15/17(d)		500	840,972
Equiniti Newco 2 PLC 7.125%, 12/15/18(a)		870	1,431,557
HBOS Capital Funding LP 4.939%, 5/23/16(d)	EUR	348	438,719
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(d)	U.S.$	680	691,050
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		1,132	1,290,480
Societe Generale SA 5.922%, 4/05/17(a)(d)		1,227	1,294,485
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(d)		550	578,875

			13,015,346

Brokerage – 0.7%
E*TRADE Financial Corp. 6.375%, 11/15/19		599	628,950
6.75%, 6/01/16		975	1,026,188
GFI Group, Inc. 10.375%, 7/19/18		905	1,072,425

			2,727,563

Finance – 3.0%
AerCap Aviation Solutions BV 6.375%, 5/30/17		730	771,975
CIT Group, Inc. 3.875%, 2/19/19		465	456,862
4.25%, 8/15/17		370	373,700
5.00%, 5/15/17		870	891,750
5.25%, 3/15/18		166	170,980
5.50%, 2/15/19(a)		415	434,194

24	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

International Lease Finance Corp. 8.25%, 12/15/20	U.S.$	400	$472,500
8.75%, 3/15/17		617	687,955
8.875%, 9/01/17		1,283	1,456,205
Milestone Aviation Group Ltd. (The) 8.625%, 12/15/17(a)		1,137	1,222,275
Navient LLC 3.875%, 9/10/15		200	202,500
4.875%, 6/17/19		1,151	1,151,000
5.50%, 1/15/19		838	854,760
8.00%, 3/25/20		320	358,800
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		1,958	1,948,210

			11,453,666

Insurance – 0.5%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		1,216	1,276,800
Hartford Financial Services Group, Inc. (The) 8.125%, 6/15/38		614	719,915

			1,996,715

Other Finance – 0.5%
Dry Mix Solutions Investissements SAS 4.334%, 6/15/21(a)(b)	EUR	158	194,703
Harbinger Group, Inc. 7.875%, 7/15/19	U.S.$	891	948,915
HSS Financing PLC 6.75%, 8/01/19(a)	GBP	525	874,509

			2,018,127

			31,211,417

Utility – 3.2%
Electric – 2.9%
AES Corp./VA 8.00%, 10/15/17	U.S.$	24	26,940
9.75%, 4/15/16		170	188,275
DPL, Inc. 6.50%, 10/15/16		965	1,022,900
6.75%, 10/01/19(a)		1,710	1,739,925
EDP Finance BV 6.00%, 2/02/18(a)		840	903,815
FirstEnergy Corp. Series A 2.75%, 3/15/18		565	567,250
GenOn Energy, Inc. 7.875%, 6/15/17		1,290	1,312,575
NRG Energy, Inc. 7.625%, 1/15/18		2,378	2,615,800

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

PPL Energy Supply LLC 4.60%, 12/15/21	U.S.$	505	$478,303
6.50%, 5/01/18		700	759,713
RJS Power Holdings LLC 5.125%, 7/15/19(a)		700	693,000
Techem GmbH 6.125%, 10/01/19(a)	EUR	695	934,878

			11,243,374

Other Utility – 0.3%
Anglian Water Osprey Financing PLC 7.00%, 1/31/18(a)	GBP	545	947,583

			12,190,957

Total Corporates – Non-Investment Grades (cost $298,353,084)			291,579,987

CORPORATES – INVESTMENT GRADES – 7.7%
Industrial – 3.7%
Basic – 1.0%
CF Industries, Inc. 6.875%, 5/01/18	U.S.$	125	144,770
Freeport-McMoRan, Inc. 2.375%, 3/15/18		1,170	1,172,970
PetroLogistics LP/PetroLogistics Finance Corp. 6.25%, 4/01/20		1,361	1,497,100
Plains Exploration & Production Co. 6.50%, 11/15/20		85	93,085
Rock-Tenn Co. 4.45%, 3/01/19		885	947,616

			3,855,541

Capital Goods – 0.0%
Mohawk Industries, Inc. 6.125%, 1/15/16(e)		144	153,176

Communications - Media – 0.0%
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(d)		114	118,560

Communications - Telecommunications – 0.4%
Embarq Corp. 7.082%, 6/01/16		120	130,690
Telefonica Emisiones SAU 3.192%, 4/27/18		790	814,780
Series G 3.661%, 9/18/17(a)	EUR	50	68,421
Verizon Communications, Inc. 2.625%, 2/21/20(a)	U.S.$	665	656,658

			1,670,549

26	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Ford Motor Credit Co. LLC 3.875%, 1/15/15	U.S.$	200	$201,922

Consumer Cyclical - Retailers – 0.1%
AutoNation, Inc. 6.75%, 4/15/18		106	120,959
Macy’s Retail Holdings, Inc. 5.90%, 12/01/16		64	70,368

			191,327

Consumer Non-Cyclical – 0.5%
Allergan Inc/United States 5.75%, 4/01/16		800	853,410
Forest Laboratories, Inc. 4.375%, 2/01/19(a)		720	757,844
Mylan, Inc./PA 7.875%, 7/15/20(a)		280	305,419

			1,916,673

Energy – 0.8%
Anadarko Petroleum Corp. 6.375%, 9/15/17		700	793,462
Nabors Industries, Inc. 6.15%, 2/15/18		583	657,946
Pioneer Natural Resources Co. 5.875%, 7/15/16		225	242,635
Tennessee Gas Pipeline Co. LLC 8.00%, 2/01/16		140	152,319
Transocean, Inc. 5.05%, 12/15/16		150	159,886
6.00%, 3/15/18		900	970,444

			2,976,692

Other Industrial – 0.0%
URS Corp. 3.85%, 4/01/17		135	139,335

Technology – 0.8%
Baidu, Inc. 2.75%, 6/09/19		328	325,693
Seagate HDD Cayman 3.75%, 11/15/18(a)		1,825	1,861,500
Seagate Technology HDD Holdings 6.80%, 10/01/16		280	305,900
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		517	522,589

			3,015,682

			14,239,457

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 3.7%
Banking – 2.5%
Akbank TAS 5.125%, 7/22/15(a)	U.S.$	300	$306,450
Bank of America Corp. 1.668%, 5/06/19(b)	EUR	750	957,234
BBVA US Senior SAU 4.664%, 10/09/15	U.S.$	615	638,239
Citigroup, Inc. 1.605%, 2/10/19(b)	EUR	750	944,162
Credit Agricole SA Series TSDI 5.00%, 6/20/18(d)	GBP	650	1,062,915
Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/41(a)	U.S.$	500	530,000
Nationwide Building Society 6.00%, 12/15/16(d)	GBP	1,294	2,181,679
Nordea Bank AB 5.424%, 4/20/15(a) (d)	U.S.$	360	364,500
Regions Financial Corp. 5.75%, 6/15/15		235	242,490
Santander Bank NA 8.75%, 5/30/18		250	302,162
Turkiye Garanti Bankasi AS 4.75%, 10/17/19(a)		391	393,437
UBS AG/Jersey 7.25%, 2/22/22(a)		1,550	1,656,562

			9,579,830

Finance – 0.8%
Aviation Capital Group Corp. 3.875%, 9/27/16(a)		310	318,848
4.625%, 1/31/18(a)		126	131,344
7.125%, 10/15/20(a)		353	409,117
GE Capital Trust III 6.50%, 9/15/67(a)	GBP	475	821,889
HSBC Finance Capital Trust IX 5.911%, 11/30/35	U.S.$	1,300	1,337,375

			3,018,573

Insurance – 0.4%
Cloverie PLC for Zurich Insurance Co., Ltd. 8.25%, 1/18/18(a) (d)		500	572,500
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		900	967,500

			1,540,000

			14,138,403

28	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Non Corporate Sectors – 0.2%
Agencies - Not Government Guaranteed – 0.2%
Petrobras Global Finance BV 2.75%, 1/15/18	EUR	500	$652,050
Petrobras International Finance Co. 3.50%, 2/06/17	U.S.$	155	157,694

			809,744

Utility – 0.1%
Electric – 0.1%
CMS Energy Corp. 6.55%, 7/17/17		160	180,792
Puget Energy, Inc. 6.50%, 12/15/20		240	284,049

			464,841

Total Corporates – Investment Grades (cost $29,545,761)			29,652,445

BANK LOANS – 3.9%
Industrial – 3.6%
Basic – 0.0%
FMG Resources (August 2006) Pty Ltd. (FMG America Finance, Inc.) 3.75%, 6/30/19(b)		98	95,851

Capital Goods – 0.0%
Serta Simmons Holdings, LLC 4.25%, 10/01/19(b)		140	138,231

Communications - Media – 0.2%
Checkout Holding Corp. 4.50%, 4/09/21(b)		249	242,330
LIN Television Corp. 4.00%, 12/21/18(b)		134	133,200
Time, Inc. 4.25%, 4/26/21(b)		249	246,569

			622,099

Communications - Telecommunications – 0.0%
Crown Castle Operating Co. 3.00%, 1/31/21(b)		121	119,657

Consumer Cyclical - Automotive – 0.6%
Affinia Group, Inc. 4.75%, 4/25/20(b)		407	404,557
CS Intermediate Holdco 2 LLC 4.00%, 4/04/21(b)		284	280,558

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Exide Technologies 9.00%, 10/09/14	U.S.$	1,169	$1,148,524
Navistar, Inc. 5.75%, 8/17/17(b)		70	70,088
TI Group Automotive Systems LLC 4.25%, 7/02/21(b)		432	425,414

			2,329,141

Consumer Cyclical - Entertainment – 0.0%
Station Casinos LLC 4.25%, 3/02/20(b)		167	164,102

Consumer Cyclical - Other – 0.3%
La Quinta Intermediate Holdings LLC 4.00%, 4/14/21(b)		157	155,161
New HB Acquisition, LLC 6.75%, 4/09/20(b)		537	548,046
Seminole Hard Rock Entertainment, Inc. (Seminole Hard Rock International, LLC) 3.50%, 5/14/20(b)		494	483,668

			1,186,875

Consumer Cyclical - Restaurants – 0.5%
Burger King Worldwide, Inc. 9/24/21(f)		1,900	1,885,218

Consumer Cyclical - Retailers – 0.1%
J.C. Penney Corp., Inc. 6.00%, 5/22/18(b)		247	246,073
Michaels Stores, Inc. 4.00%, 1/28/20(b)		180	177,874

			423,947

Consumer Non-Cyclical – 1.1%
Air Medical Group Holdings, Inc. 5.00%, 6/30/18(b)		1,983	1,982,556
Envision Healthcare Corporation (fka Emergency Medical Services Corporation) 4.00%, 5/25/18(b)		140	138,764
Grifols Worldwide Operations Limited 3.154%, 2/27/21(b)		159	156,116
H. J. Heinz Company 3.50%, 6/05/20(b)		99	97,417
Par Pharmaceutical Companies, Inc. (Par Pharmaceutical, Inc.) 4.00%, 9/30/19(b)		88	86,364
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) 4.00%, 12/05/18(b)		146	144,260
Salix Pharmaceuticals Ltd. 4.25%, 1/02/20(b)		1,636	1,630,114

			4,235,591

30	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Seadrill Operating LP (Seadrill Partners Finco LLC) 4.00%, 2/21/21(b)	U.S.$	258	$245,148

Other Industrial – 0.6%
Atkore International, Inc. 4.50%, 4/09/21(b)		838	829,521
Gardner Denver, Inc. 4.25%, 7/30/20(b)		149	145,414
Gates Global LLC 4.25%, 7/05/21(b)		522	512,405
Orbitz Worldwide, Inc. 4.50%, 4/15/21(b)		297	295,686
Unifrax Holding Co. 5.25%, 11/28/18(b)	EUR	73	90,870
Veyance Technologies, Inc. 5.25%, 9/08/17(b)	U.S.$	277	276,055

			2,149,951

Technology – 0.1%
MMI International Ltd. (MMI International (Delaware) LLC) 7.25%, 11/20/18(b)		254	253,531

			13,849,342

Financial Institutions – 0.2%
Other Finance – 0.2%
Travelport Finance (Luxembourg) S.Ã r.l. 6.00%, 9/02/21(b)		758	756,054

Utility – 0.1%
Electric – 0.1%
Energy Future Intermediate Holding Company LLC (EFIH Finance, Inc.) 4.25%, 6/19/16(b)		330	328,146

Total Bank Loans (cost $14,998,425)			14,933,542

EMERGING MARKETS – CORPORATE BONDS – 2.2%
Industrial – 2.2%
Basic – 0.5%
Sappi Papier Holding GmbH 7.75%, 7/15/17(a)		1,175	1,263,125
8.375%, 6/15/19(a)		570	614,175

			1,877,300

Capital Goods – 0.7%
CEMEX Espana SA/Luxembourg 9.875%, 4/30/19(a)		900	999,000

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	31

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Cemex SAB de CV 4.984%, 10/15/18(a)(b)	U.S.$	500	$524,375
6.50%, 12/10/19(a)		400	413,000
9.50%, 6/15/18(a)		680	757,146

			2,693,521

Consumer Cyclical - Retailers – 0.1%
Office Depot de Mexico SA de CV 6.875%, 9/20/20(a)		385	411,950

Consumer Non-Cyclical – 0.7%
Marfrig Holding Europe BV 8.375%, 5/09/18(a)		1,260	1,291,500
Raizen Energy Finance Ltd. 7.00%, 2/01/17(a)		375	410,625
Tonon Bioenergia SA 9.25%, 1/24/20(a)		265	227,900
USJ Acucar e Alcool SA 9.875%, 11/09/19(a)		445	429,425
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(a)		425	268,417

			2,627,867

Energy – 0.1%
Pacific Rubiales Energy Corp. 5.375%, 1/26/19(a)		565	573,475

Transportation - Airlines – 0.1%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		440	466,950

Total Emerging Markets – Corporate Bonds (cost $8,864,921)			8,651,063

GOVERNMENTS – TREASURIES – 1.0%
United States – 1.0%
U.S. Treasury Notes 2.375%, 10/31/14(g)		1,500	1,502,812
3.75%, 11/15/18		2,132	2,318,384

Total Governments – Treasuries (cost $3,833,713)			3,821,196

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.8%
Non-Agency Fixed Rate CMBS – 0.8%
Commercial Mortgage Pass-Through Certificates Series 2007-GG9, Class AM 5.475%, 3/10/39		158	166,624
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.893%, 6/15/39		150	158,376

32	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GE Capital Commercial Mortgage Corp. Series 2005-C4, Class AJ 5.49%, 11/10/45	U.S.$	1,000	$1,010,252
GS Mortgage Securities Trust Series 2006-GG6, Class AJ 5.726%, 4/10/38		215	221,881
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8, Class AJ 5.48%, 5/15/45		500	528,823
Series 2012-CBX, Class E 5.416%, 6/15/45(a)		100	101,991
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class AJ 5.276%, 2/15/41		185	189,383
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2006-4, Class AJ 5.239%, 12/12/49		600	603,140
Series 2006-4, Class AJFX 5.147%, 12/12/49(a)		30	30,290

Total Commercial Mortgage-Backed Securities (cost $2,950,256)			3,010,760

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
GSE Risk Share Floating Rate – 0.6%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2014-DN1, Class M2 2.355%, 2/25/24(b)		485	481,929
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Notes
Series 2014-DN3, Class M2 2.557%, 8/25/24(b)		680	681,365
Series 2014-HQ1, Class M2 2.657%, 8/25/24(b)		320	321,770
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M1 2.155%, 10/25/23(b)		112	113,264
Series 2014-C01, Class M1
1.755%, 1/25/24(b)		443	442,637
Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M1 3.555%, 7/25/23(b)		425	441,963

Total Collateralized Mortgage Obligations (cost $2,465,250)			2,482,928

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	33

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.3%
Hungary – 0.1%
Hungary Government International Bond 4.125%, 2/19/18	U.S.$	400	$414,000

Lithuania – 0.0%
Lithuania Government International Bond 6.75%, 1/15/15(a)		100	101,687

Turkey – 0.2%
Turkey Government International Bond 6.75%, 4/03/18		650	719,875

Total Governments – Sovereign Bonds (cost $1,198,698)			1,235,562

EMERGING MARKETS – SOVEREIGNS – 0.3%
Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(a)		240	246,900

Serbia – 0.2%
Republic of Serbia 4.875%, 2/25/20(a)		591	586,568

Sri Lanka – 0.0%
Sri Lanka Government International Bond 7.40%, 1/22/15(a)		160	162,240

Total Emerging Markets – Sovereigns (cost $989,328)			995,708

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 3.25%, 3/17/17		800	809,576

Norway – 0.0%
Eksportfinans ASA 2.00%, 9/15/15		13	12,984
2.375%, 5/25/16		112	112,132

			125,116

Total Governments – Sovereign Agencies (cost $916,833)			934,692

34	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Brazil – 0.2%
Banco Nacional de Desenvolvimento Economico e Social 4.00%, 4/14/19(a) (cost $750,334)	U.S.$	752	$754,594

		Shares
PREFERRED STOCKS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Citigroup Capital XIII 7.875%(e)		18,500	498,020
US Bancorp/MN Series F 6.50%		3,000	86,040

			584,060

REITS – 0.0%
Health Care REIT, Inc. Series J 6.50%		925	23,976

Total Preferred Stocks (cost $605,025)			608,036

		Principal Amount (000)
COVERED BONDS – 0.1%
Banco de Sabadell SA 3.625%, 2/16/15	EUR	100	127,853
Bankinter SA 3.875%, 10/30/15		50	65,539
CaixaBank SA 5.125%, 4/27/16		150	203,695
Kutxabank SA 5.125%, 4/08/15		100	129,457

Total Covered Bonds (cost $520,314)			526,544

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Funds and Investment Trusts – 0.1%
SPDR S&P 500 ETF Trust Expiration: Oct 2014, Exercise Price: $ 190.00(h)(i)		584	47,888

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	35

Portfolio of Investments

Company	Contracts	U.S. $ Value

SPDR S&P 500 ETF Trust Expiration: Oct 2014, Exercise Price: $ 195.00(h)(i)	308	$55,132

		103,020

	Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 22 RTP, Goldman Sachs International (Buy Protection) Expiration: Oct 2014, Exercise Price: $ 105.00(h)	19,650	83,030

	Contracts
Options on Equities – 0.0%
Best of SPY TLT Expiration: Dec 2014, Exercise Price: $ 100.00(h)(j)	11,260,000	30,808

Total Options Purchased – Puts (premiums paid $251,031)		216,858

OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
iShares iBoxx $ High Yield Corporate Bond ETF Expiration: Nov 2014, Exercise Price: $ 93.00(h)(i)	1,952	53,680
iShares Russell 2000 ETF Expiration: Oct 2014, Exercise Price: $ 115.00(h)(i)	583	8,162
SPDR S&P 500 ETF Trust Expiration: Oct 2014, Exercise Price: $ 205.00(h)(i)	2,543	16,529

		78,371

	Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 22 RTP, Goldman Sachs International (Sell Protection) Expiration: Oct 2014, Exercise Price: $ 107.00(h)	30,040	66,854

Options on Forward Contracts – 0.0%
JPY/USD Expiration: Oct 2014, Exercise Price: JPY 106.00(h)	3,099,970	25,128

Total Options Purchased – Calls (premiums paid $320,570)		170,353

36	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.07%(k)(l) (cost $20,559,747)	20,559,747	$20,559,747

Total Investments – 98.6% (cost $387,123,290)		380,134,015
Other assets less liabilities – 1.4%		5,234,551

Net Assets – 100.0%		$385,368,566

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2014	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Treasury Note 5 Yr (CBT) Futures	376	December 2014	$44,570,908	$44,464,938	$(105,970)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA	EUR	29,060	USD	38,364	10/16/14	$1,656,028
HSBC Bank USA	JPY	104,948	USD	979	10/17/14	22,362
JPMorgan Chase Bank, NA	CAD	1,082	USD	978	10/10/14	12,008
JPMorgan Chase Bank, NA	GBP	18,515	USD	30,760	10/14/14	747,554
JPMorgan Chase Bank, NA	USD	729	GBP	442	10/14/14	(12,007)
Royal Bank of Scotland PLC	USD	614	GBP	378	10/14/14	(1,412)
Royal Bank of Scotland PLC	AUD	1,077	USD	969	10/24/14	27,835
State Street Bank & Trust Co.	EUR	1,114	USD	1,442	10/16/14	35,096
State Street Bank & Trust Co.	USD	4,092	EUR	3,189	10/16/14	(63,161)
State Street Bank & Trust Co.	AUD	62	USD	57	10/24/14	2,404

						$2,426,707

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Date	Notional Amount (000)	Premiums Received	Market Value
Puts – CDX-NAHY Series 22, 5 Year Index	Goldman Sachs International	Sell	102.00	10/15/14	$19,650	$17,508	$(15,105)

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	37

Portfolio of Investments

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/ (Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014		Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAHY Series 21, 5 Year Index,12/20/18*	(5.00)%	3.17%	$	495	$(34,498)	$(6,671)
iTraxx Crossover Series 21, 5 Year Index, 6/20/19*	(5.00)	2.57	EUR	8,267	(1,104,098)	93,731
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	2.57		5,450	(727,889)	(83,928)

Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	1.00	0.50	$	1,540	28,205	16,939
iTraxx XOVER Series 21, 5 Year Index, 6/20/19*	5.00	2.57	EUR	3,331	444,885	(96,807)
iTraxx XOVER Series 21, 5 Year Index, 6/20/19*	5.00	2.57		3,569	476,662	(101,684)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	5.00	2.57		4,700	627,669	51,229

					$(289,064)	$(127,191)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$23,790	5/13/16	0.520%	3 Month LIBOR	$6,886
Morgan Stanley & Co., LLC/(CME Group)	52,980	6/19/16	0.631%	3 Month LIBOR	(36,423)
Morgan Stanley & Co., LLC/(CME Group)	27,500	9/19/16	0.774%	3 Month LIBOR	19,451
Morgan Stanley & Co., LLC/(CME Group)	43,530	6/19/17	1.080%	3 Month LIBOR	(8,637)
Morgan Stanley & Co., LLC/(CME Group)	16,510	9/19/17	1.243%	3 Month LIBOR	19,468
Morgan Stanley & Co., LLC/(CME Group)	7,830	5/13/19	3 Month LIBOR	1.711%	(334)
Morgan Stanley & Co., LLC/(CME Group)	21,850	6/19/19	3 Month LIBOR	1.819%	53,841
Morgan Stanley & Co., LLC/(CME Group)	9,120	8/29/19	1.781%	3 Month LIBOR	49,742

38	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	$10,140	9/19/19	3 Month LIBOR	1.928%	$1,049
Morgan Stanley & Co., LLC/(CME Group)	18,390	6/19/21	3 Month LIBOR	2.303%	154,168
Morgan Stanley & Co., LLC/(CME Group)	7,740	9/19/21	3 Month LIBOR	2.345%	22,855
Morgan Stanley & Co., LLC/(CME Group)	3,096	10/15/22	2.652%	3 Month LIBOR	(82,718)
Morgan Stanley & Co., LLC/(LCH Clearnet)	8,700	3/18/17	0.851%	3 Month LIBOR	44,074
Morgan Stanley & Co., LLC/(LCH Clearnet)	22,600	11/07/18	1.53%	3 Month LIBOR	33,317
Morgan Stanley & Co., LLC/(LCH Clearnet)	14,820	3/31/19	1.81%	3 Month LIBOR	5,819
Morgan Stanley & Co., LLC/(LCH Clearnet)	2,920	3/18/21	3 Month LIBOR	2.221%	527
Morgan Stanley & Co., LLC/(LCH Clearnet)	2,420	9/13/22	2.916%	3 Month LIBOR	(87,991)

					$195,094

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA:
CDX-EM Series 20, 5 Year Index, 12/20/18*	(5.00)%	2.68%	$	1,968	$(176,112)	$(172,893)	$(3,219)
Morgan Stanley Capital Services LLC:
CDX-NAIG Series 17, 5 Year Index, 12/20/16*	(1.00)	0.30		1,000	(15,848)	5,626	(21,474)

Sale Contracts
Bank of America, NA:
CDX-NAHY Series 14, 5 Year Index, 6/20/15*	5.00	2.14		1,762	38,475	3,256	35,219
KB Home, 9.10%, 9/15/17, 9/20/18*	5.00	2.58		470	41,573	21,329	20,244

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	39

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	5.00%	4.03%		$720	$27,311	$3,881	$23,430
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.09		150	15,069	(3,186)	18,255
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.09		95	9,544	1,165	8,379
Amkor Technology, Inc., 7.375%, 5/01/18, 6/20/18*	5.00	2.09		85	8,539	1,043	7,496
KB Home, 9.10%, 9/15/17, 3/20/19*	5.00	3.04		330	26,128	24,200	1,928
KB Home, 9.10%, 9/15/17, 3/20/19*	5.00	3.04		60	4,750	4,647	103
Levi Strauss & Co., 7.625%, 5/15/20, 12/20/17*	5.00	1.65		150	15,895	198	15,697
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 6/20/17*	1.00	0.76		180	959	(5,100)	6,059
MGM Resorts International, 7.625%, 1/15/17, 6./20/18*	5.00	2.33		35	3,260	1,682	1,578
MGM Resorts International, 7.625%, 1/15/17, 6/20/17*	5.00	1.80		180	15,154	(8,677)	23,831
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	2.47		340	31,975	17,217	14,758
NXP BV, 0.00%, 10/15/13, 3/20/18*	5.00	1.41	EUR	50	7,737	2,398	5,339
NXP BV, 5.75%, 2/15/21, 9/20/18*	5.00	1.60		430	71,435	50,299	21,136
UPC Holding BV, 8.375%, 8/15/20, 9/20/19*	5.00	2.55		$424	61,129	58,908	2,221

40	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
UPC Holding BV, 8.375%, 8/15/20, 9/20/19*	5.00%	2.55%		$326	$47,022	$44,805	$2,217
Virgin Media Finance PLC, 4.875%, 2/15/22, 12/20/18*	5.00	2.13		230	26,466	12,444	14,022
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.34		200	19,410	3,153	16,257
Virgin Media Finance PLC, 9.50%, 8/15/16, 6/20/17*	5.00	1.34		140	13,587	1,091	12,496
Citibank, NA:
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	2.94		650	56,806	56,985	(179)
Bombardier, Inc., 7.45%, 5/01/34, 6/20/19*	5.00	2.94		1,000	87,395	91,297	(3,902)
EDP – Energias de Portugal, S.A., 6.00%, 12/07/14, 3/20/19*	5.00	1.30	EUR	630	128,622	106,771	21,851
Levi Strauss & Co., 8.875%, 4/01/16, 6/20/17*	5.00	1.31		$160	15,608	(3,428)	19,036
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.33		47	4,377	2,322	2,055
The Goodyear Tire & Rubber Company, 7.00%, 3/15/28, 3/20/19*	5.00	2.51		1,450	149,334	159,140	(9,806)
ThyssenKrupp AG, 4.375%, 3/18/15, 3/20/19*	1.00	1.66	EUR	1,050	(38,452)	(85,093)	46,641
Unitymedia KabelBW GmbH, 9.625%, 12/01/19, 3/20/19*	5.00	2.04		$40	6,398	4,404	1,994
UPC Holding BV, 8.375%, 8/15/20, 9/20/19*	5.00	2.55		670	96,616	99,527	(2,911)
Windstream Corp., 7.875%, 11/01/17, 3/20/19*	5.00	2.60		210	20,712	14,345	6,367

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	41

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Windstream Corp., 7.875%, 11/01/17, 6/20/18*	5.00%	1.97%	$410	$43,145	$8,198	$34,947
Credit Suisse International:
American Axle & Manufacturing, Inc., 7.785%, 3/01/17, 6/20/18*	5.00	2.04	480	49,393	7,071	42,322
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.81	280	33,542	16,209	17,333
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.88	76	8,894	5,387	3,507
Avis Budget Car Rental LLC, 8.25%, 1/15/19, 9/20/18*	5.00	1.88	74	8,660	5,531	3,129
Dell, Inc., 7.10%, 4/15/28, 12/20/18*	1.00	1.78	200	(6,172)	(22,434)	16,262
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.33	18	1,676	926	750
MGM Resorts International, 7.625%, 1/15/17, 9/20/18*	5.00	2.47	280	26,332	15,614	10,718
Deutsche Bank AG:
Amkor Technology, Inc., 7.375%, 5/01/18, 12/20/18*	5.00	2.59	75	7,236	4,944	2,292
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.84	29	3,839	3,789	50
Sprint Capital Corp., 6.00%, 12/01/16, 9/20/18*	5.00	2.41	510	48,551	24,007	24,544
United States Steel Corp., 6.65%, 6/01/37, 3/20/19*	5.00	2.44	1,430	151,175	51,513	99,662

42	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs Bank USA:
American Axle & Manufacturing, Inc., 7.875%, 3/01/17, 6/20/18*	5.00%	2.04%		$348	$35,810	$3,716	$32,094
CCO Holdings, LLC, 7.25%, 10/30/17, 3/20/19*	5.00	2.40		300	32,331	27,694	4,637
Dell, Inc., 7.10%, 4/15/28, 3/20/19*	1.00	1.89		1,260	(48,571)	(126,767)	78,196
HCA, Inc., 8.00%, 10/01/18, 3/20/19*	5.00	1.84		241	31,901	30,643	1,258
Peabody Energy Corp., 7.375%, 9/01/16, 3/20/19*	5.00	4.89		360	949	27,128	(26,179)
Sprint Nextel Corp., 6.00%, 12/01/16, 9/20/18*	5.00	2.41		530	50,455	27,834	22,621
Stena Aktiebolag, 6.125%, 2/01/2017, 3/20/19*	5.00	3.65	EUR	500	34,362	39,658	(5,296)
Wendel, 4.875%, 5/26/16, 3/20/19*	5.00	0.96		$1,050	236,235	177,290	58,945
Goldman Sachs International:
HCA, Inc., 8.00%, 10/01/18, 9/20/19*	5.00	2.14		770	100,895	114,304	(13,409)
NXP BV, 5.75%, 2/15/21, 9/20/19*	5.00	1.99	EUR	350	62,962	66,364	(3,402)
JPMorgan Chase Bank, NA:
Levi Strauss & Co., 8.875%, 4/01/16, 12/20/16*	5.00	1.04		$150	13,321	(3,646)	16,967
M.D.C. Holdings, Inc., 5.625%, 2/01/20, 12/20/16*	5.00	0.60		150	14,860	4,136	10,724
MGM Resorts International, 7.625%, 1/15/17, 6/20/18*	5.00	2.33		450	41,908	6,178	35,730

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	43

Portfolio of Investments

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2014	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Unity Media KabelBW GmbH 9.625%, 12/01/19, 9/20/18*	5.00%	1.81%	EUR	190	$29,439	$15,221	$14,218
Morgan Stanley Capital Services LLC:
Amkor Technology, Inc., 7.375%, 5/01/18, 9/20/18*	5.00	2.33		250	24,606	1,850	22,756
Avis Budget Group, Inc., 8.25%, 1/15/19, 9/20/18*	5.00	1.88		160	18,724	12,257	6,467
CDX-NAIG Series 17, 5 Year Index, 12/20/16*	1.00	0.30		150	2,377	128	2,249
UBS AG:
Levi Strauss & Co., 8.875%, 4/1/16, 6/20/17*	5.00	1.31		40	3,902	(1,311)	5,213

					$1,883,611	$1,057,188	$826,423

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Goldman Sachs International i Boxx $ Liquid High Yield Index	16,995	LIBOR Plus 0.00%	$3,880	12/20/14	$44,150

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, the aggregate market value of these securities amounted to $153,212,936 or 39.8% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2014.

(c)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2014.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Variable rate coupon, rate shown as of September 30, 2014.

44	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Portfolio of Investments

(f)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(h)	Non-income producing security.

(i)	One contract relates to 100 shares.

(j)	One contract relates to 1 share.

(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(l)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

USD – United States Dollar

Glossary:

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

GSE – Government-Sponsored Enterprise

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

RTP – Right to Pay

SPDR – Standard & Poor’s Depository Receipt

SPY – SPDR Trust Series 1

TLT – iShares Barclays 20 Year Treasury Bond Fund

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	45

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

September 30, 2014

Assets
Investments in securities, at value
Unaffiliated issuers (cost $366,563,543)	$359,574,268	(a)
Affiliated issuers (cost $20,559,747)	20,559,747
Cash	5,023
Due from broker	1,870,540	(b)
Foreign currencies, at value (cost $46,848)	63,051
Interest and dividends receivable	6,123,651
Receivable for capital stock sold	5,650,037
Unrealized appreciation on forward currency exchange contracts	2,503,287
Upfront premium paid on credit default swaps	1,489,723
Unrealized appreciation on credit default swaps	916,200
Receivable for terminated total return swaps	58,767
Unrealized appreciation on total return swaps	44,150
Receivable for variation margin on exchange-traded derivatives	10,496
Receivable for investment securities sold	10,498

Total assets	398,879,438

Liabilities
Swaptions written, at value (premiums received $17,508)	15,105
Payable for investment securities purchased	5,596,687
Payable for capital stock redeemed	5,621,380
Collateral received from broker	870,000
Upfront premium received on credit default swaps	432,535
Dividends payable	356,197
Unrealized depreciation on forward currency exchange contracts	76,580
Advisory fee payable	148,818
Payable for variation margin on exchange-traded derivatives	17,627
Distribution fee payable	40,156
Unrealized depreciation on credit default swaps	89,777
Administrative fee payable	13,382
Transfer Agent fee payable	5,422
Payable for terminated total return swaps	982
Accrued expenses	226,224

Total liabilities	13,510,872

Net Assets	$385,368,566

Composition of Net Assets
Capital stock, at par	$36,778
Additional paid-in capital	389,475,559
Undistributed net investment income	728,286
Accumulated net realized loss on investment and foreign currency transactions	(1,094,174)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,777,883)

	$385,368,566

(a)	Includes investment of cash collateral of $870,000 received from broker for OTC derivatives outstanding at September 30, 2014.

(b)	Represents amounts on deposit at the broker as collateral for open derivative contracts.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Assets & Liabilities

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$56,628,035	5,399,070	$10.49	*

C	$32,323,386	3,083,316	$10.48

Advisor	$296,386,206	28,292,906	$10.48

R	$10,524	1,003	$10.49

K	$10,526	1,003.63	$10.49

I	$9,889	943	$10.49

*	The maximum offering price per share for Class A shares was $10.96 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	47

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended September 30, 2014

Investment Income
Interest	$14,718,811
Dividends
Unaffiliated issuers	42,664
Affiliated issuers	15,963
Consent fee income	51,092
Other fee income	5,400	$14,833,930

Expenses
Advisory fee (see Note B)	1,930,261
Distribution fee—Class A	181,213
Distribution fee—Class C	278,922
Distribution fee—Class R	54
Distribution fee—Class K	27
Transfer agency—Class A	26,979
Transfer agency—Class C	13,024
Transfer agency—Advisor Class	109,745
Transfer agency—Class R	6
Transfer agency—Class K	5
Transfer agency—Class I	2
Custodian	233,419
Audit and tax	128,611
Registration fees	81,775
Administrative	57,850
Printing	50,279
Legal	37,381
Directors’ fees	7,961
Miscellaneous	15,917

Total expenses	3,153,431
Less: expenses waived and reimbursed by the Adviser (see Note B)	(280,167)

Net expenses		2,873,264

Net investment income		11,960,666

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(2,767,152)
Futures		468,434
Options written		67,254
Swaptions written		878,602
Swaps		700,984
Foreign currency transactions		1,096,897
Net change in unrealized appreciation/depreciation of:
Investments		(7,894,886)
Futures		(292,933)
Swaptions written		(98,263)
Swaps		112,138
Foreign currency denominated assets and liabilities		2,593,415

Net loss on investment and foreign currency transactions		(5,135,510)

Net Increase in Net Assets from Operations		$6,825,156

See notes to financial statements.

48	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets from Operations
Net investment income	$11,960,666	$4,996,305
Net realized gain on investment and foreign currency transactions	445,019	199,765
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(5,580,529)	(200,536)

Net increase in net assets from operations	6,825,156	4,995,534
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,245,738)	(715,729)
Class C	(839,908)	(402,338)
Advisor Class	(9,272,215)	(3,112,045)
Class R	(382)	(458)
Class K	(409)	(485)
Class I	(417)	(893,847)
Net realized gain on investment transactions
Class A	(106,371)	(6,949)
Class C	(46,865)	(8,157)
Advisor Class	(333,648)	(49,095)
Class R	(22)	(17)
Class K	(22)	(17)
Class I	(21)	(42,566)
Capital Stock Transactions
Net increase	191,503,652	137,942,610

Total increase	185,482,790	137,706,441
Net Assets
Beginning of period	199,885,776	62,179,335

End of period (including undistributed net investment income of $728,286 and distributions in excess of net investment income of ($72,087), respectively)	$385,368,566	$199,885,776

See notes to financial statements.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	49

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

September 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company comprised of nine portfolios currently in operation: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio, the Real Asset Strategy Portfolio, the Government Reserves Portfolio, the Tax-Aware Fixed Income Portfolio, the Limited Duration High Income Portfolio, the AllianceBernstein Credit Long/Short Portfolio and the AllianceBernstein High Yield Portfolio. They are each diversified Portfolios, with the exception of the Limited Duration High Income Portfolio, which is non-diversified. The AllianceBernstein Credit Long/Short commenced operations on May 7, 2014. The AllianceBernstein High Yield Portfolio commenced operations on July 16, 2014. Each Portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the Limited Duration High Income Portfolio. The Limited Duration High Income Portfolio (the “Portfolio”) has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class 1 and Class 2 shares are not currently publicly offered. As of September 30, 2014, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class, Class R, Class K, Class I, Class 1, Class 2 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class 2 shares are not subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

50	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less. If the original term to maturity exceeded 60 days, the securities are valued by a pricing service, if a market price is available. If a market price is not available, the securities are valued by using amortized cost as of the 61st day prior to maturity. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investment companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	51

Notes to Financial Statements

transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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Notes to Financial Statements

Options and warrants are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option or a warrant depends upon the contractual terms of, and specific risks inherent in, the option or warrant as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options or warrants that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options and warrants are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	53

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2014:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grades	$	– 0	–	$288,198,535		$3,381,452		$291,579,987
Corporates – Investment Grades		– 0	–	29,652,445		– 0	–	29,652,445
Bank Loans		– 0	–	– 0	–	14,933,542		14,933,542
Emerging Markets – Corporate Bonds		– 0	–	8,651,063		– 0	–	8,651,063
Governments – Treasuries		– 0	–	3,821,196		– 0	–	3,821,196
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	3,010,760		3,010,760
Collateralized Mortgage Obligations		– 0	–	– 0	–	2,482,928		2,482,928
Governments – Sovereign Bonds		– 0	–	1,235,562		– 0	–	1,235,562
Emerging Markets – Sovereigns		– 0	–	995,708		– 0	–	995,708
Governments – Sovereign Agencies		– 0	–	934,692		– 0	–	934,692
Quasi-Sovereigns		– 0	–	754,594		– 0	–	754,594
Preferred Stocks		608,036		– 0	–	– 0	–	608,036
Covered Bonds		– 0	–	526,544		– 0	–	526,544
Options Purchased – Puts		– 0	–	216,858		– 0	–	216,858
Options Purchased – Calls		– 0	–	170,353		– 0	–	170,353
Short-Term Investments		20,559,747		– 0	–	– 0	–	20,559,747

Total Investments in Securities		21,167,783		335,157,550		23,808,682		380,134,015
Other Financial Instruments*:
Assets:
Forward Currency Exchange Contracts		– 0	–	2,503,287		– 0	–	2,503,287
Centrally Cleared Credit Default Swaps		– 0	–	161,899		– 0	–	161,899	#
Centrally Cleared Interest Rate Swaps		– 0	–	411,197		– 0	–	411,197	#
Credit Default Swaps		– 0	–	916,200		– 0	–	916,200
Total Return Swaps		– 0	–	44,150		– 0	–	44,150
Liabilities:
Futures		(105,970)		– 0	–	– 0	–	(105,970	)#
Forward Currency Exchange Contracts		– 0	–	(76,580)		– 0	–	(76,580)
Credit Default Swaptions Written		– 0	–	(15,105)		– 0	–	(15,105)
Centrally Cleared Credit Default Swaps		– 0	–	(289,090)		– 0	–	(289,090	)#
Centrally Cleared Interest Rate Swaps		– 0	–	(216,103)		– 0	–	(216,103	)#
Credit Default Swaps		– 0	–	(89,777)		– 0	–	(89,777)

Total+		$21,061,813		$338,507,628		$23,808,682		$383,378,123

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options and swaptions which are valued at market value.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives in the portfolio of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

54	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates Non-Investment Grades		Bank Loans		Commercial Mortgage- Backed Securities
Balance as of 9/30/13	$1,836,530		$6,081,608		$2,448,529
Accrued discounts/(premiums)	(21,660)		10,543		1,363
Realized gain (loss)	7,250		7,064		60,903
Change in unrealized appreciation/depreciation	76,767		(98,672)		8,348
Purchases	3,393,801		11,156,284		1,119,571
Sales	(1,417,616)		(2,223,285)		(627,954)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(493,620)		– 0	–	– 0	–

Balance as of 9/30/14	$3,381,452		$14,933,542		$3,010,760

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/14*	$47,307		$(67,229)		$60,122

	Collateralized Mortgage Obligations		Total
Balance as of 9/30/13	$507,835		$10,874,502
Accrued discounts/(premiums)	– 0	–	(9,754)
Realized gain (loss)	2,986		78,203
Change in unrealized appreciation/depreciation	12,340		(1,217)
Purchases	2,319,353		17,989,009
Sales	(359,586)		(4,628,441)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(493,620)

Balance as of 9/30/14	$2,482,928		$23,808,682	+

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/14*	$12,340		$52,540

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2014 all Level 3 securities were priced by third party vendors.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	55

Notes to Financial Statements

pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at

56	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolio) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $149,675 were deferred and amortized on a straight line basis over a one year period starting from December 7, 2011 (commencement of operations).

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	57

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .60% of the first $2.5 billion, ..55% of the next $2.5 billion and .50% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, .75%, 1.25%, 1.00% and .75% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until December 7, 2014. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2015. For the year ended September 30, 2014, such reimbursements/waivers amounted to $280,167.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the year ended September 30, 2014, the reimbursement for such services amounted to $57,850.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $51,914 for the year ended September 30, 2014.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $5,863 from the sale of Class A shares and received $15,131 and $12,214 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended September 30, 2014.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the

58	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2014 is as follows:

Market Value September 30, 2013 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value September 30, 2014 (000)	Dividend Income (000)
$10,594	$203,577	$193,611	$20,560	$16

Brokerage commissions paid on investment transactions for the year ended September 30, 2014 amounted to $46,542, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $136,709 and $25 for Class C and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2014 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$293,191,617	$99,983,019
U.S. government securities	6,271,916	14,569,652

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	59

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Cost	$387,124,690

Gross unrealized appreciation	$1,787,575
Gross unrealized depreciation	(8,778,250)

Net unrealized depreciation	$(6,990,675)

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

60	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2014, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2014, the Portfolio held forward currency exchange contracts for non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	61

Notes to Financial Statements

options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2014, the Portfolio held purchased options, written options and written swaptions for hedging purposes.

For the year ended September 30, 2014, the Portfolio had the following transactions in written options and swaptions:

	Number of Contracts		Premiums Received
Options written outstanding as of 9/30/13	– 0	–	$	– 0	–
Options written	7,697			301,765
Options expired	(5,628)			(219,296)
Options bought back	(2,069)			(82,469)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 9/30/14	– 0	–	$	– 0	–

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Notes to Financial Statements

	Notional Amount		Premiums Received
Swaptions written outstanding as of 9/30/13	30,175,000		$123,063
Swaptions written	353,026,103		931,523
Swaptions expired	(238,939,103)		(543,135)
Swaptions bought back	(124,612,000)		(493,943)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 9/30/14	19,650,000		$17,508

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized

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Notes to Financial Statements

gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded swaps is generally less than privately negotiated swaps, since the clearinghouse, which is the issuer or counterparty to each exchange-traded swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a

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Notes to Financial Statements

contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2014, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of September 30, 2014, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

During the year ended September 30, 2014, the Portfolio held credit default swaps for hedging and non-hedging purposes.

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Notes to Financial Statements

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2014, the Portfolio held total return swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as exchange-traded derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single

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Notes to Financial Statements

net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction.

At September 30, 2014, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$411,197	*	Receivable/Payable for variation margin on exchange-traded derivatives	$322,073	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	161,899	*	Receivable/Payable for variation margin on exchange-traded derivatives	289,090	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	2,503,287		Unrealized depreciation on forward currency exchange contracts	76,580

Foreign exchange contracts	Investments in securities, at value	25,128

Credit contracts	Investments in securities, at value	149,884

Equity contracts	Investments in securities, at value	212,199

Credit contracts				Swaptions written, at value	15,105

Credit contracts	Unrealized appreciation on credit default swaps	916,200		Unrealized depreciation on credit default swaps	89,777

Equity contracts	Unrealized appreciation on total return swaps	44,150

Total		$4,423,944			$792,625

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended September 30, 2014:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$468,434	$(292,933)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	73,660	2,653,549

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,025,728)	156,681

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(246,898)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(174,904)	(29,707)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(917,628)	(164,065)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	878,602	(98,263)

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Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$67,254	$	– 0	–

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(125,751)		78,552

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	926,077		15,395

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(99,342)		18,191

Total		$(176,224)		$2,337,400

The following table represents the volume of the Portfolio’s derivative transactions during the year ended September 30, 2014:

Futures:
Average original value of buy contracts	$39,484,253

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,111,216	(a)
Average principal amount of sale contracts	$50,170,842

Purchased Options:
Average monthly cost	$442,266

Interest Rate Swaps:
Average notional amount	$29,630,000	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$134,346,154

Credit Default Swaps:
Average notional amount of buy contracts	$3,037,538
Average notional amount of sale contracts	$20,830,418

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$11,689,587
Average notional amount of sale contracts	$5,520,404

Total Return Swaps:
Average notional amount	$2,635,455	(c)

(a)	Positions were open for eight months during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for ten months during the year.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	69

Notes to Financial Statements

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2014:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co**	$111,182	$	– 0	–	$	– 0	–	$	– 0	–		$111,182
Morgan Stanley & Co., LLC**	80,705		(17,627)			– 0	–		– 0	–		63,078

Total	$191,887		$(17,627)		$	– 0	–	$	– 0	–		$174,260

OTC Derivatives:
Bank of America, NA	$80,048		$(80,048)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	405,370		– 0	–		(405,370)			– 0	–		– 0	–
Citibank, NA	609,013		(38,452)			– 0	–		(553,177)			17,384
Credit Suisse International	153,625		(6,172)			– 0	–		(147,453)			– 0	–
Deutsche Bank AG	210,801		– 0	–		(210,801)			– 0	–		– 0	–
Goldman Sachs Bank USA	2,078,071		(48,571)			– 0	–		(540,073)			1,489,427
Goldman Sachs International	208,007		(15,105)			– 0	–		– 0	–		192,902
HSBC Bank USA	22,362		– 0	–		– 0	–		– 0	–		22,362
JPMorgan Chase Bank, NA	889,898		(12,007)			– 0	–		– 0	–		877,891
Morgan Stanley Capital Services LLC	45,707		(15,848)			– 0	–		– 0	–		29,859
Royal Bank of Scotland PLC	27,835		(1,412)			– 0	–		– 0	–		26,423
State Street Bank & Trust Co.	37,500		(37,500)			– 0	–		– 0	–		– 0	–
UBS AG	3,902		– 0	–		– 0	–		– 0	–		3,902

Total	$4,772,139		$(255,115)			$(616,171)			$(1,240,703)			$2,660,150	^

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Notes to Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$17,627	$(17,627)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$17,627	$(17,627)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$176,112	$(80,048)	$	– 0	–	$	– 0	–		$96,064
Citibank, NA	38,452	(38,452)		– 0	–		– 0	–		– 0	–
Credit Suisse International	6,172	(6,172)		– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	48,571	(48,571)		– 0	–		– 0	–		– 0	–
Goldman Sachs International	15,105	(15,105)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	12,007	(12,007)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	15,848	(15,848)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	1,412	(1,412)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	63,161	(37,500)		– 0	–		– 0	–		25,661

Total	$376,840	$(255,115)	$	– 0	–	$	– 0	–		$121,725	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2014.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated

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Notes to Financial Statements

(“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of September 30, 2014, the Portfolio did not have bridge loan commitments outstanding.

During the year ended September 30, 2014, the Portfolio received commitment fees or additional funding fees during the period in the amount of $5,400.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Class A
Shares sold	4,718,150	4,528,923	$50,488,345	$48,126,337

Shares issued in reinvestment of dividends and distributions	110,723	29,235	1,183,602	310,312

Shares redeemed	(3,607,855)	(939,536)	(38,523,638)	(9,963,101)

Net increase	1,221,018	3,618,622	$13,148,309	$38,473,548

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Notes to Financial Statements

	Shares			Amount
	Year Ended September 30, 2014		Year Ended September 30, 2013	Year Ended September 30, 2014			Year Ended September 30, 2013

Class C
Shares sold	1,973,965		1,606,597		$21,105,848		$17,112,310

Shares issued in reinvestment of dividends and distributions	55,516		23,851		592,931		253,243

Shares redeemed	(732,077)		(218,605)		(7,828,851)		(2,315,293)

Net increase	1,297,404		1,411,843		$13,869,928		$15,050,260

Advisor Class
Shares sold	22,074,395		12,261,322		$235,798,357		$130,546,343

Shares issued in reinvestment of dividends and distributions	650,337		239,362		6,940,845		2,539,697

Shares redeemed	(7,339,595)		(2,076,282)		(78,253,787)		(21,933,917)

Net increase	15,385,137		10,424,402		$164,485,415		$111,152,123

Class I
Shares redeemed	– 0	–	(2,502,930)		– 0	–	(26,733,321)

Net increase (decrease)	– 0	–	(2,502,930)	$	– 0	–	$(26,733,321)

There were no transactions in capital shares for Class R and Class K for the years ended September 30, 2014 and 2013.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is the measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	73

Notes to Financial Statements

decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory and other uncertainties.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the real value of the Portfolio’s distributions.

Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

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Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2014.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2014 and September 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$12,462,162	$5,215,997
Net long-term capital gains	383,856	15,706

Total distributions paid	$12,846,018	$5,231,703

As of September 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,080,534
Accumulated capital and other losses	(1,198,743	)(a)
Unrealized appreciation/(depreciation)	(6,635,980	)(b)

Total accumulated earnings/(deficit)	$(3,754,189	)(c)

(a)	At September 30, 2014, the Portfolio had a post-October short-term capital loss deferral of $1,198,743. This loss is deemed to arise on October 1, 2014.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	75

Notes to Financial Statements

beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to reclassifications of foreign currency gain/loss, the tax treatment of swaps, the redesignation of dividends and the tax treatment of clearing fees resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment and foreign currency transactions. These reclassifications had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

76	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.38	.43	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.17 †	.59

Net increase in net asset value from operations	.32	.60	.91

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.48)	(.41)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.43)	(.50)	(.41)

Net asset value, end of period	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	2.99%	5.76%	9.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,628	$44,288	$5,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	1.05%	1.05	%^
Expenses, before waivers/reimbursements	1.13%	1.39%	1.88	%^
Net investment income(c)	3.57%	4.24%	4.38	%^
Portfolio turnover rate	40%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	77

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.59	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.31	.38	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.13 †	.59

Net increase in net asset value from operations	.24	.51	.85

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.40)	(.35)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.35)	(.42)	(.35)

Net asset value, end of period	$ 10.48	$ 10.59	$ 10.50

Total Return
Total investment return based on net asset value(d)	2.27%	4.92%	8.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,323	$18,920	$3,927
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.75%	1.75%	1.75	%^
Expenses, before waivers/reimbursements	1.84%	2.10%	2.65	%^
Net investment income(c)	2.87%	3.57%	3.74	%^
Portfolio turnover rate	40%	60%	44%

See footnote summary on page 82.

78	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.59	$ 10.49	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.41	.47	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.16 †	.57

Net increase in net asset value from operations	.35	.63	.93

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.46)	(.53)	(.44)

Net asset value, end of period	$ 10.48	$ 10.59	$ 10.49

Total Return
Total investment return based on net asset value(d)	3.30%	6.07%	9.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$296,386	$136,646	$26,055
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84%	1.10%	1.93	%^
Net investment income(c)	3.86%	4.55%	4.62	%^
Portfolio turnover rate	40%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	79

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.36	.44	.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.13 †	.58

Net increase in net asset value from operations	.29	.57	.90

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.45)	(.40)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.40)	(.47)	(.40)

Net asset value, end of period	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	2.76%	5.54%	9.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.25%	1.25%	1.25	%^
Expenses, before waivers/reimbursements	1.34%	1.66%	2.66	%^
Net investment income(c)	3.38%	4.14%	3.80	%^
Portfolio turnover rate	40%	60%	44%

See footnote summary on page 82.

80	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.39	.47	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.13 †	.58

Net increase in net asset value from operations	.32	.60	.92

Less: Dividends and Distributions
Dividends from net investment income	(.41)	(.48)	(.42)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.43)	(.50)	(.42)

Net asset value, end of period	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.01%	5.80%	9.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.00%	1.00%	1.00	%^
Expenses, before waivers/reimbursements	1.08%	1.40%	2.40	%^
Net investment income(c)	3.63%	4.39%	4.05	%^
Portfolio turnover rate	40%	60%	44%

See footnote summary on page 82.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	81

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended September 30,		December 7, 2011(a) to September 30, 2012
	2014	2013

Net asset value, beginning of period	$ 10.60	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.42	.52	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.11 †	.58

Net increase in net asset value from operations	.35	.63	.94

Less: Dividends and Distributions
Dividends from net investment income	(.44)	(.51)	(.44)
Distributions from net realized gain on investment transactions	(.02)	(.02)	– 0	–

Total dividends and distributions	(.46)	(.53)	(.44)

Net asset value, end of period	$ 10.49	$ 10.60	$ 10.50

Total Return
Total investment return based on net asset value(d)	3.35%	6.09%	9.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$10	$26,301
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75%	.75%	.75	%^
Expenses, before waivers/reimbursements	.84%	1.16%	2.16	%^
Net investment income(c)	3.95%	4.72%	4.31	%^
Portfolio turnover rate	40%	60%	44%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

See notes to financial statements.

82	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of AllianceBernstein Bond Fund, Inc. and the

Shareholders of AllianceBernstein Limited Duration High Income Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Limited Duration High Income Portfolio (one of the portfolios constituting AllianceBernstein Bond Fund, Inc. (the “Fund”)) as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Limited Duration High Income Portfolio of AllianceBernstein Bond Fund, Inc. at September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period December 7, 2011 (commencement of operations) to September 30, 2012, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2014

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	83

Report of Independent Registered Public Accounting Firm

2014 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2014.

For foreign shareholders, 46.02% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2015.

84	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

2014 Federal Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2), Vice President Ashish C. Shah(2) , Vice President Michael E. Sohr(2) , Vice President	Ivan Rudolph-Shabinsky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and
Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by its Limited Duration High Income Investment Team. Mr. Gershon M. Distenfeld, Mr. Ashish C. Shah, Mr. Michael E. Sohr and Mr. Ivan Rudolph-Shabinsky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	85

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, # 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	104	None

86	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 73 (2005)	Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He has been Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.	104	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009 until July 2014

John H. Dobkin, ## 72 (1998)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001–2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	104	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	87

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2005)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	104	Asia Pacific Fund, Inc. (registered investment company) since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009, and The Merger Fund (registered investment company) since prior to 2009 until 2013

William H. Foulk, Jr., ## 82 (1998)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and was Chairman of the Independent Directors Committees of the AllianceBernstein Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	104	None

88	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	104	PLX Technology (semi-conductors) since prior to 2009 until November 2013, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the Funds since August 2014.	104	None

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	89

Management of the Fund

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIP HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AllianceBernstein Funds since 2008.	104	None

Earl D. Weiner, ## 75 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AllianceBernstein Funds from 2007 until August 2014.	104	None

90	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Funds’ Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualification to serve as a Director, which led to the conclusion that each Director should serve as a Director of the Fund.

#	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Funds due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	91

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is listed below.

NAME, ADDRESS,* AND AGE	POSITIONS HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 54	President and Chief Executive Officer	See biography above.

Philip L Kirstein, 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Gershon M. Distenfeld, 38	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Ivan Rudolph-Shabinsky 50	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Ashish C. Shah, 44	Vice President

Senior Vice President and Head of Global Credit Strategies and Chief Diversity Officer at the Adviser** with which he has been associated since May 2010. Previously he was Managing Director and Head of Global Credit Strategy at Barclays Capital since prior to 2009 until May 2010.

Michael E. Sohr, 49	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Emilie D. Wrapp, 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo, 55	Treasurer and Chief Financial Officer	Senior Vice President of ABIS,** with which he has been associated since prior to 2009.

Phyllis J. Clarke, 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto, 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

92	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”), in respect of AllianceBernstein Limited Duration High Income Portfolio (the “Portfolio”).2,3 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	The Senior Officer’s fee evaluation was completed in October 24, 2013 and discussed with the Board of Directors in November 6-8, 2013.

2	Future references to the Fund or the Portfolio do not include “AllianceBernstein.”

3	The Portfolio commenced operations on December 7, 2011. The Directors considered the Fund’s contract renewal for “stub” approval at the August 6-8, 2013 meetings. The stub renewal was necessary to align the contract renewal calendar of the Fund with the other fixed income funds managed by the Adviser.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	93

of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Portfolio pays the advisory fee set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement.

Portfolio	Net Assets 09/30/13 ($MM)	Advisory Fee Schedule Based on the Average Daily Net Assets of the Portfolio
Limited Duration High Income Portfolio	$199.0	0.60% on the first $2.5 billion 0.55% on the next $2.5 billion 0.50% on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the fiscal year ended September 30, 2013, the Adviser was entitled to receive $59,173 (0.141% of the Portfolio’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Portfolio’s prospectus update. In addition, set forth below are the Portfolio’s gross expense ratios for the most recent semi-annual period:5

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6]		Fiscal Year End
Limited Duration High Income Portfolio	Advisor Class A Class C Class R Class K Class I	0.75 1.05 1.75 1.25 1.00 0.75	% % % % % %	1.25 1.54 2.24 1.82 1.54 1.26	% % % % % %	September 30 (ratio as of March 31, 2013)

4	Jones v. Harris at 1427.

5	Semi-annual total expense ratios are unaudited.

6	Annualized.

94	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is entitled to be reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held and accordingly, servicing the Portfolio’s investors is more time consuming and labor intensive compared to servicing institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	95

forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2013 net assets:8

Portfolio	Net Assets 09/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Strategy Advisory Fee
Limited Duration High Income Portfolio	$199.0	Low Volatility High Yield 0.55% on 1st $50 million 0.35% on the balance Minimum account size: $100m	0.400%	0.600%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Short Duration High Yield, which is a Luxembourg fund that has a somewhat similar investment style as the Portfolio:

Portfolio	Luxembourg	Fee[9]
Limited Duration High Income Portfolio	Short Duration High Yield Class A2 Class I2 (Institutional)	1.10% 0.55%

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the comparison of the Portfolio’s contractual

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

9	Class A shares of the fund are charged an “all-in” fee, which includes investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

10	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

96	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

management fee, estimated at the approximate current asset level of the Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)	Lipper EG Median (%)	Lipper EG Rank
Limited Duration High Income Portfolio	0.600	0.748	2/12

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

Portfolio	Total Expense Ratio (%)	Lipper EG Median (%)	Lipper EG Rank	Lipper EU Median (%)	Lipper EU Rank
Limited Duration High Income Portfolio	1.049	1.312	2/12	1.057	40/88

Based on this analysis, the Portfolio has equally favorable rankings on a total expense ratio basis and on a contractual management fee basis.

11	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Portfolio had the lowest effective fee rate in the Lipper peer group.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	97

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Portfolio’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio was negative for calendar year 2012.

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $4,140, $12,334 and $0 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent

98	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $11,866 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics.15 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board

14	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

15	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1429.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	99

of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $445 billion as of September 30, 2013, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

The information below shows the 1 year performance return and rankings of the Portfolio17 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)18 for the periods ended July 31, 2013.19

Portfolio	Portfolio Return (%)	Lipper PG Median (%)	Lipper PU Median (%)	Lipper PG Rank	Lipper PU Rank
Limited Duration High Income Portfolio
1 year	7.19	7.80	9.13	8/12	83/97

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

17	The performance returns and rankings are for the Class A shares of the Portfolio. The performance return of the Portfolio was provided Lipper.

18	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU are somewhat different from that of an EU.

19	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

100	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

Set forth below are the 1 year and since inception net performance returns of the Portfolio (in bold)20 versus its benchmark.21 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.22

		Periods Ending July 31, 2013 Annualized Performance
			Annualized
	1 Year (%)	Since Inception (%)	Volatility (%)	Sharpe (%)	Risk Period (Year)
Limited Duration High Income Portfolio	7.19	8.79	3.08	2.15	1
Barclays Capital Global High	11.71	13.45	3.48	3.19	1
Yield 1-5yr (USD hedged)
Inception Date: December 7, 2011

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

20	The performance returns shown in the table are for the Class A shares of the Portfolio.

21	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2013.

22	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	101

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Market Neutral Strategy-U.S.

Multi-Manager Alternative Strategies Fund

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Multi-Asset

Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

102	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	103

NOTES

104	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	105

NOTES

106	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

NOTES

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO •	107

NOTES

108	• ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

ALLIANCEBERNSTEIN LIMITED DURATION HIGH INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

LDHI-0151-0914

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB Limited Duration High Income	2013	$57,500	$—	$16,277
	2014	$105,113	$—	$19,189

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Limited Duration High Income	2013	$389,448	$16,277
			$—
			$(16,277)
	2014	$387,994	$19,189
			$—
			$(19,189)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	November 21, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	November 21, 2014